Exhibit E(3)

Schedule A

As of September 16, 2013, this Schedule A forms a part of the Principal Underwriter Agreement dated as of February 6, 2006 (the “Agreement”) between MassMutual Select Funds and MML Distributors, LLC. As of September 16, 2013, this Schedule A supercedes any previous version of said Schedule A.

Name of Series	Classes of Shares

MassMutual Select PIMCO Total Return Fund	S, Y, L, A, N, Z
MassMutual Select Strategic Bond Fund	S, Y, L, A, N
MassMutual Select BlackRock Global Allocation Fund	S, Y, L, A
MassMutual Select Diversified Value Fund	S, Y, L, A, N
MassMutual Select Fundamental Value Fund	S, Y, L, A, N, Z
MassMutual Select Large Cap Value Fund	S, Y, L, A, N
MM S&P 500® Index Fund	S, Y, L, A, N, Z, I
MassMutual Select Focused Value Fund	S, Y, L, A, N, Z
MassMutual Select Fundamental Growth Fund	S, Y, L, A, N
MassMutual Select Blue Chip Growth Fund	S, Y, L, A, N
MassMutual Select Growth Opportunities Fund	S, Y, L, A, N, Z
MassMutual Select Mid-Cap Value Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Value Equity Fund	S, Y, L, A
MassMutual Select Small Company Value Fund	S, Y, L, A, N, Z
MM S&P® Mid Cap Index Fund	S, Y, L, A, Z, I
MM Russell 2000® Small Cap Index Fund	S, Y, L, A, Z, I
MassMutual Select Mid Cap Growth Equity II Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Growth Equity Fund	S, Y, L, A, N, Z
MassMutual Select Small Company Growth Fund	S, Y, L, A
MassMutual Select Diversified International Fund	S, Y, L, A
MM MSCI EAFE® International Index Fund	S, Y, L, A, Z, I
MassMutual Select Overseas Fund	S, Y, L, A, N, Z
MassMutual RetireSMARTSM Conservative Fund	S, Y, L, A
MassMutual RetireSMARTSM Moderate Fund	S, Y, L, A
MassMutual RetireSMARTSM Moderate Growth Fund	S, Y, L, A
MassMutual RetireSMARTSM Growth Fund	S, Y, L, A
MassMutual RetireSMARTSM In Retirement Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2010 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2015 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2020 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2025 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2030 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2035 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2040 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2045 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2050 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2055 Fund	S, Y, L, A

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name: Nicholas Palmerino
Title: CFO and Treasurer

MML DISTRIBUTORS, LLC

By:	/s/ Eric Wietsma
Name: Eric Wietsma
Title: Vice President